Investor Presentation August 2012 U.S. Silica U.S. Silica Exhibit 99.1

Disclaimers

This presentation contains forward-looking statements that reflect, when made, our current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to our operations and business environment, which may cause our actual results to be materially different from any future results, express or implied, by such forward-looking statements. All statements that address future operating, financial or business performance or our strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-
looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,”
“believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those discussed in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form
10-K and our Quarterly Reports on Form 10-Q.  New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except to the extent required by law.
This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Total Segment Contribution Margin. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP and may differ from similarly titled measures used by others. For a reconciliation of such measures to the most directly comparable GAAP term, please see Appendix A to this presentation.

175
150
125
100
75
50
25
0
65
24
42
61
24
37
89
43
46
121
68
53
162
108
55
2008 (3)
2009
2010
2011
2Q12 LTM

Commercial Silica Market Share
U.S. Silica is Attractively Positioned
Leading industrial minerals supplier
Over 200 products and 1,400 customers
Oil & Gas Proppants: Frac sand
Industrial & Specialty: Glass, coatings, foundry
13 facilities, many over 100 years old
Flagship Ottawa site home of ‘Ottawa White’
313 million tons of high quality reserves
6.7 million tons sold in 2Q12 LTM
2Q12 LTM revenues of $364 million and 2Q12
LTM adjusted EBITDA of $124 million
(1)
3
Company Profile
Segment Contribution Margin
(1) (2)
(1)
See Appendix A for reconciliations to GAAP
(2)
Totals may not equal segments due to rounding
(3)
Includes combined results for our predecessors
Source: Company Estimates
($MM)
Industrial and Specialty Oil and Gas
Other

Rapid Demand
Growth
Shale drilling has revolutionized U.S. energy supply
Proppant volume demand growing faster than shale drilling activity
Supply is
Constrained
Large API spec reserves and permission to operate are barriers to entry
Complex logistics and access to industrial end markets are requirements for a low cost structure and success
Sustainable
Competitive
Advantages
146 million tons of API spec frac sand reserves
Integrated supply chain with access to all major shale basins
Significant cost advantage due to heritage infrastructure
Line of Site
Organic Growth
Transforming the ISP segment by growing our specialty and performance products
New resin coated sand (“RCS”) facility targeted for 1Q 2013
Additional Greenfield raw sand facility targeted for 2Q 2013
Leadership and Growth in a Transformative Market

Frac Sand Demand Outstrips Drilling Activity

(1)
The Freedonia Group, Inc. – Well Stimulation Materials, March 2012 and World Well Stimulation Materials, April 2011
Horizontal
Rig Count
Wells
per Rig
Stages per
Lateral
Proppant Demand
Proppant
per Stage
Technology Enabled
Lateral
Length
Proppant growth has recently outpaced rig count growth due to technological advances
For example, proppant volumes grew 31% in 2011 versus prior year while horizontal rig count grew 21%
(1)
Wells drilled per rig increased as operators found new efficiencies
Laterals grew longer and stages increased as fracturing technology advanced
Proppant per stage grew denser as operators experimented with new well designs
Growth Drivers

New Projects Face High Hurdles

Barriers to Entry
Sphericity, solubility,
size, crush strength
(14 API specifications)
Large-Scale High
Quality Reserves
High
Quality,
Cost
Effective
Supply
Rail access to
major basins
Long approval
process (1 – 3 years)
Federal / state / local
mining, air, water,
reclamation permits
Premium on know-
how and expertise
Logistics and
On-Site
Infrastructure
Permission
and
Experience to
Operate
Diversified
Customers
Ability
to “spec-in”
to industrial
customer
production
processes
Barriers to Success

3 Canadian Basins
Bakken
Niobrara
Sparta, WI
Rochelle, IL
Chicago, IL
OTTAWA, IL
ROCKWOOD, MI
Antrim
PACIFIC, MO
New Albany
Utica
Marcellus
Mapleton Depot, PA
Frederick, MD
(Headquarters)
Mauricetown, NJ
Berkeley Springs, WV
Montpelier, VA
Jackson, TN
Columbia, SC
Hurtsboro, AL
Tuscaloosa
Fayetteville
Granite Wash
MILL CREEK, OK
Dubberly, LA
Haynesville
Barnett
Kosse, TX
Permian
Houston, TX
Eagle Ford
Shale Basins
Current Shale Plays
Prospective Shale Plays
ISP Plants
Oil & Gas
Transloads
Target Areas for Additional Transloads
Offices
Rail Transit Route
Barge Transit Route
Truck Transit Route

Railroad access on BNSF,
Union Pacific, CN, and CSX
Barge access
13 in-basin transloads
6 to 8 new transloads being
added in key basins
Transportation Assets
Differentiated Footprint and Logistics Capability
7
Scale
Reliability
Flexibility
Cost effectiveness
U.S. Silica Advantages
Right Product, Right Place, Right Time

Transloads are a Highly Efficient Logistics Solution

Rail terminal located in the basin
Proppant is unloaded from railcars and stored until it
can be transferred to trucks for delivery to the
wellhead
Includes storage silos, equipment for
loading/unloading and local staff
What is a transload?
Dedicated storage allows us to control quality further
into the supply chain
Vertical silos, gravity fed loadout and automated
billing drive a 6-8 minute turnaround time for trucks
Track length allows unit train deliveries which are
both faster and more cost effective
Large storage capacity creates an inventory buffer
between plant and well-head which reduces
disruptions and enables high margin ‘spot sales’
Our design offers key advantages

USS (Primary Frac Sand
Plants)
Estimated New Project
9
Plant Production Cost Per Ton
(1)
U.S. Silica Primary Frac Plants vs. New Project
Royalties
Lack of onsite
rail
Yield loss due to
lack of industrial
customers
Scale
(%)
Adjusted EBITDA Margin
(4)
Source: Company Estimates
(1)
Excludes delivery costs
(2)
Represents the U.S. Silica four principal plants used for frac sand, and excludes the other facilities, which have higher plant production costs
(3)
Assumes new projects are built for frac sand product
(4)
See Appendix A for reconciliation to GAAP
(3)
(2)
Structural Cost Advantage Within Industry
0
10
20
30
40
2008 2009 2010 2011 2Q12
LTM
21.2
26.1
29.5
31.7
34.2

60
40
20
0
42
37
46
53
55
2008
2009
2010
2011
2Q12
LTM

End Market Applications
USS market
position
Glass
Smartphones, tablets,
containers,
automotive glass,
fiberglass
#1 or #2
supplier
Building
Products
Mortars and grouts,
specialty cements,
roofing shingles,
insulation
#1or #2 supplier
Foundry
Molds for high
temperature castings
and metal casting
products
#3 supplier
Chemicals
Silicon-based
chemicals used in
food processing,
detergents and
polymer additives
#1 or #2 supplier
Fillers and
Extenders
Performance
coatings:
architectural,
industrial and traffic
paints, EMC and
silicone rubber
#1 or #2 supplier
in strategic
markets
USS’s multiple plants provide supply
redundancy and low transportation costs for
customers
Often a single source supplier
Spec’d in to customer formulas due to unique
silica characteristics
Low customer turnover
Drivers of Stability
Stable and Growing Profitability
(1)
Includes combined results for our predecessors
(Segment Contribution Margin, in $MM)
(1)
Irreplaceable Industrial & Specialty Market Position

Whole Grain
Bulk
Ground
High Purity
Functional surfaces
Specialty packaging
Automotive Glass
Industrial Paints
Roofing Shingles
High end electronics
Polymers
Specialty coatings
~300 miles Global
Transforming the ISP Segment
Shipping radius
Uses
Characteristics
$s per ton $s per pound
Growing our Specialty and Performance Products
Implement New Technology
Specialty deposits
Enhanced processing
Investing in new production
capability for specialized
applications
Enhance R&D
New Technical Director
Product Development capability
State-of-the-art lab
Customer technical support
Invest in Talent
New VP/GM
Market Development team
Technical Sales capability

Line-of-Sight Oil & Gas Organic Growth Elements

Initiatives Description
1Q 2013:
Rochelle Resin-
Coated Proppant
(RCS)
Phase I Capacity: 200 k tons
Phase I Capital: $42-$44
million
2Q 2013: Sparta
Greenfield Mine
Phase I Capacity: 750-850 k
tons
Phase I Capital: $50-$60
million
Potential Future
Initiatives
(2013+)
Phase II of resin coating
expansion
Phase II of Sparta Greenfield
project
Additional Wisconsin
Greenfield projects
International growth
All Permits Received
1Q12
Start Up
1Q2013
Break
Ground
4Q11
RCS Timeline
Sparta Timeline
U.S. Silica’s RCS Highlights
Experienced, best-in-class team
Access to high quality coarse substrate required for oil and liquid rich basins
Located near our Ottawa facility to reduce substrate shipping costs
Access to two class one railroads and barging for outbound shipping
Infrastructure allows us to double production capacity of plant (Phase II)
U.S. Silica Sparta Highlights
38M tons of coarse, northern white reserves
Received all necessary permits to begin construction in January 2012
On-site access to class one railroad
Infrastructure allows us to double production capacity of plant (Phase II)
All Permits Received
3Q12
Site Development and
Begin Construction
2Q12
Start Up
2Q13
Combined RCS & Sparta EBITDA:  Expect annualized run
rate of $40MM exiting 2013, ramping up to a run rate of
$65MM exiting 2014. Expect combined EBITDA
contribution of $50-60MM in 2014.

Historical Financial Summary

($MM)
Adjusted EBITDA
(1)
($MM)
Volume Revenue
Capital Expenditures
($MM) (MM Tons)
(1) See Appendix A for GAAP reconciliation
6.4
5.1
6.0
6.3
6.7
0.0
2.0
4.0
6.0
8.0
2008 2009 2010 2011 2Q12 LTM
234
192
245
296
364
0
75
150
225
300
375
2008 2009 2010 2011 2Q12 LTM
10
13 15
67
92
0
20
40
60
80
100
2008 2009 2010 2011 2Q12 LTM
50
50
72
94
124
0
25
50
75
100
125
150
2008 2009 2010 2011 2Q12 LTM

450
400
350
300
250
200
150
100
50
0
295.6
364.3
395.0
2011
2Q12 LTM
2012F

160
120
80
40
0
38.0
37.0
36.0
35.0
34.0
33.0
32.0
31.0
30.0
93.6
31.7
124.5
34.2
142.0
2011
2Q12 LTM
2012F

70
60
50
40
30
20
10
0
30
59
2011
2Q12 LTM

Low End
Guidance
2012 Performance and Momentum
14
Revenue
(1)
($MM)
Adjusted EBITDA and Margin
(1) (2)
($MM)
Net Income
($MM)
Today
Revenue growth with mix shift to higher margin
oil and gas segment
Strong EBITDA growth and expanding margins
Sharply accelerating net income growth
55%+ expansion in oil and gas capacity
(19%+ expansion in total capacity)
Continued mix shift to oil and gas with
contribution margins >60%
RCS start up in 1Q 2013
Sparta start up in 2Q 2013
(1) No guidance has been provided for 2012 FY Adjusted EBITDA Margin
(2) See Appendix A for GAAP reconciliation
(%)
Margin
415.0
Revenue
High End
Guidance
150.0
EBITDA
Low End
Guidance
High End
Guidance
Momentum

Strong Balance Sheet to Fund Growth Initiatives

Summary Capitalization
(US$ in thousands)
6/30/2012 12/31/2011
Cash and Cash Equivalents $     102,625 $     59,199
Asset-Based Revolving
Line-of-Credit
– –
Term Loan Facility 257,400 257,857
Other Borrowings 3,932 3,932
Total Debt 261,332 261,789
Net Debt 158,707 203,433
Leverage (Debt/Adj EBITDA)
(1)
2.1x 2.8x
Net Leverage (Net Debt/Adj EBITDA)
(1)
1.3x 2.2x
$24.0MM capacity under
asset-based revolving
line-of-credit
Total liquidity of ~$126.6MM
for growth initiatives as of
June 30, 2012
(1) Leverage and Net Leverage as of June 30, 2012 is calculated using LTM Adj EBITDA as of the reporting date

Leadership and Growth in a Transformative Market
Rapid Demand Growth
Proppant demand growth outpacing
unprecedented shale drilling activity
Supply is Constrained
Barriers to entry and success will
continue to limit new capacity
Scale, asset efficiency and logistics
infrastructure create advantaged position
Line of Site Organic Growth
Near-term, high return growth projects
and ISP transformation
Sustainable Competitive Advantages

Appendix A Appendix A

Reconciliation (Adjusted EBITDA to Net Income)

Reconciliation of Adjusted EBITDA
US$ in thousands
Three Months Ended
June 30, 2012
LTM
June 30, 2012
Net Income 19,451 58,951
Total Interest Expense, Net of Interest Income 3,383 14,835
Provisions of Taxes (Benefit) 7,287 17,360
Total Depreciation, Depletion and Amortization Expenses 5,974 22,610
EBITDA 36,095 113,756
Non-Cash Deductions, Losses and Charges - (526)
Non-Recurring Expenses (Income) - (2,467)
Transaction Expenses - 156
Permitted Management Fees and Expenses - 8,937
Non-Cash Incentive Compensation 493 2,234
Post-Employment Expenses (Excluding Service Costs) 404 1,442
Other Adjustments Allowable Under Existing Credit Agreements 120 1,277
Adjusted EBITDA 37,112 124,497
See following page for explanation of adjustments to EBITDA
(1)
(2)
(3)
(4)
(5)
(6)
(7)

Reconciliation (Adjusted EBITDA to Net Income)

(1) Includes non-cash deductions, losses and charges arising from adjustments to estimates of a future litigation liability.
(2) Includes the gain on the sale of assets and non-recurring expenses related to a former insurer’s liquidation.
(3) Includes fees and expenses related to the January 27, 2012 amendment of our Term Loan Facility and Revolving Line-of-Credit.
(4) Includes fees and expenses paid to Golden Gate Capital for ongoing consulting and management services provided pursuant to an Advisory Agreement entered into in connection with the Golden
Gate Capital Acquisition; this Advisory Agreement was terminated in connection with our IPO.
(5) Includes vesting of incentive equity compensation issued to our employees.
(6) Includes net pension costs and net post-retirement costs relating to pension and other post-
retirement benefit obligations during the applicable period, but in each case excluding the service costs relating to benefits earned during such period.
(7) Reflects miscellaneous adjustments permitted under our existing credit agreements, including such items as expenses related to reviewing growth initiatives and potential acquisitions.

Non-GAAP Financial Performance Measures

Segment Contribution Margin
The Company organizes its business into two reportable segments, Oil & Gas Proppants and Industrial & Specialty
Products, based on end markets. The reportable segments are consistent with how management views the markets served by the Company and the financial information reviewed by the chief operating decision maker. The Company manages its Oil & Gas Proppants and Industrial & Specialty Products businesses as components of an enterprise for which separate information is available and is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance.
An operating segment’s performance is primarily evaluated based on segment contribution margin, which excludes certain corporate costs not associated with the operations of the segment. These corporate costs are separately stated and include costs that are related to functional areas such as operations management, corporate purchasing, accounting, treasury, information technology, legal and human resources. The Company believes that segment contribution margin, as defined above, is an appropriate measure for evaluating the operating performance of its segments. However, this measure should be considered in addition to, not a substitute for, or superior to, income from operations or other measures of financial performance prepared in accordance with generally accepted accounting principles. For a reconciliation of segment contribution margin to its most directly  comparable GAAP financial measure, see Note T to our financial statements in our Quarterly Report a Form 10-Q for quarter ended June 30, 2012.
Adjusted EBITDA
Adjusted EBITDA is not a measure of our financial performance or liquidity under GAAP and should not be considered as an alternative to net income as a measure of operating performance, cash flows from operating activities as a measure of liquidity or any other performance measure derived in accordance with GAAP. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized, and excludes certain non-recurring charges that may recur in the future. Management compensates for these limitations by relying primarily on our GAAP results and by using
Adjusted EBITDA only as a supplement. Our measure of Adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.